Virtus Insight Trust

Supplement dated December 10, 2010 to the

Statement of Additional Information (“SAI”)

dated May 1, 2010, as supplemented

IMPORTANT NOTICE TO INVESTORS

1.	The first paragraph under “Repurchase Agreements” in the section “Investment Techniques and Risks” on page 24 is hereby replaced in its entirety with the following:

Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the full value of the collateral, as specified in the agreement, always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization. Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

2.	The following disclosure is hereby added to the table “Non-Public Holdings Information” in the section “Disclosure of Fund Holdings” on page 33:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Broker-Dealer	Morgan Stanley Smith Barney	Weekly, with one week delay

3.	The fifth sentence in the first paragraph in the section “How to Buy Shares” on page 44 is hereby replaced with the following: “For purchases of Class I Shares by private clients of the Adviser, subadviser and their affiliates, or through certain programs and defined contribution plans with which the Distributor has an arrangement, the minimum initial investment is waived.”

4.	The first sentence of the disclosure under “Class I Shares—All Funds” in the section “Alternative Purchase Arrangements” on page 45 is hereby replaced with the following: “Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services, or (ii) have entered into in agreement with the distributor to offer Class I Shares through a no-load network, platform or defined contribution plan.”

Investors should retain this supplement with the SAI for future reference.

VIT 8003B/Updates SAI (12/10)